SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2009

                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)

           Nevada                  001-14217                  88-0322261
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(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas      77060-5914
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 281-878-1000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events

On October 15, 2009, the Company issued a press release with respect to the formation of a Government and Infrastructure business unit. This initiative will target markets that the Company believes have significant potential for ENGlobal's services, such as providing design, installation and maintenance of various government, public sector, and international facilities. The Government and Infrastructure group will include the Company's technical services division that provides automated fuel handling systems and instrumentation and control services to branches of the U.S. military. In support of this strategy, the Company also announced senior level managerial appointments: (1) Michael M. Patton, currently Senior Vice President-Business Development, has been appointed President of the Government and Infrastructure group, and (2) J. Michael Harrison, has assumed the role of Senior Vice President-Business Development. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

     (c) Exhibits.

Number           Exhibit
------           -------
99.1             Press Release, dated October 15, 2009, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGlobal Corporation


Date: October 15, 2009                      /s/ Natalie S. Hairston
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                                            Natalie S. Hairston
                                            Vice President - Investor Relations,
                                            Chief Governance Officer and
                                            Corporate Secretary